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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                              --------------------



                                  FORM 8-K/A



                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) - January 12, 2000


                           ELECTRIC FUEL CORPORATION
              -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



                                   Delaware
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)



              0-23336                                 95-4302784
     ------------------------            ---------------------------------
     (Commission File Number)            (IRS Employer Identification No.)



            885 Third Avenue, Suite 2900, New York, New York 10022
            ------------------------------------------------------
              (Address of principal executive offices)(Zip Code)


                                (212) 829-5536
             ----------------------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Effective January 12, 2000, we terminated our engagement of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International (hereafter "Kesselman"), as our independent public accountants to audit our consolidated financial statements, and appointed Kost Forer & Gabbay, a member of Ernst & Young International (hereafter "Kost Forer"), to replace Kesselman. Our audit committee recommended and our board of directors approved this decision.

          In connection with its audits for the two years ended December 31, 1997 and 1998,and through January 19, 2000, we and Kesselman did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Kesselman, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements.

          Kesselman's reports on our financial statements for the years ended December 31, 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During that period and through January 19, 2000, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

          We have requested that Kesselman furnish a letter addressed to the Securities and Exchange Commission (hereafter "the Commission") stating whether it agrees with the disclosure in this filing. A copy of that letter is attached as Exhibit 16 to this Form 8-K/A.

          During the years ended December 31, 1997 and 1998, and through January 12, 2000, we did not consult Kost Forer regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of opinion which might be rendered on our financial statements, and there was no matter that was the subject of a "disagreement" within the meaning of Item 304(a)(1)(iv) of Regulation S-K or that was a "reportable event" within the meaning of Item 304(a)(1)(v) of Regulation S-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

(c) Exhibits

     16. Letter of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International, to the Commission.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   ELECTRIC FUEL CORPORATION
                                                   -------------------------
                                                           (Registrant)


Date:     January 19, 2000                         By: /s/  Robert S. Ehrlich
                                                   --------------------------
                                                   Robert S. Ehrlich
                                                   Chairman of the Board and
                                                   Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit Number     Title of Exhibit                                 Page Number
--------------     ----------------                                 -----------

      16 Letter of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International, to the Commission.